UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 18, 2011

GERBER SCIENTIFIC, INC.
(Exact name of Registrant as specified in its charter)

CONNECTICUT	001-05865	06-0640743
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

24 Industrial Park Road West, Tolland, Connecticut	06084
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code:	(860) 870-2890

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders

On August 18, 2011, Gerber Scientific, Inc. (the “Company”) held a special meeting of shareholders (the “Special Meeting) to approve the previously disclosed Agreement and Plan of Merger, dated as of June 10, 2011 (the “Merger Agreement”), among the Company, Vector Knife Holdings (Cayman), Ltd., a Cayman company (“Parent”), and Knife Merger Sub, Inc., a Connecticut corporation and wholly owned subsidiary of Parent (“Merger Sub”). The Merger Agreement provides for the merger (the “Merger”) of Merger Sub with and into the Company, with the Company surviving the Merger as a wholly owned subsidiary of Parent.

Approval of the Merger Agreement required the affirmative vote of the holders of at least a majority of the shares of the Company’s common stock outstanding at the close of business on July 22, 2011 (the “Record Date”) and entitled to vote in accordance with Connecticut law.

According to the report of the inspector of election, at the Special Meeting, the Merger Agreement was approved by the shareholders of the Company.

A second proposal to approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to the Company’s named executive officers in connection with the Merger, and the agreements and understandings pursuant to which such compensation may be paid or become payable, was also approved.

A third proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies was not needed.

The tally for the votes for the approval of the Merger Agreement is as follows:

for	against	abstain	broker non-votes
21,028,222	227,716	80,070	----

The tally for the votes for the vote for approval, on an advisory (non-binding) basis, of the compensation that may be paid or become payable to the Company’s named executive officers in connection with the Merger, and the agreements and understandings pursuant to which such compensation may be paid or become payable is as follows:

for	against	abstain	broker non-votes
16,041,758	1,426,079	3,868,171	----

Item 8.01  Other Events

On August 18, 2011, the Company released a news release announcing the results of the Special Meeting. A copy of the news release is attached as Exhibit 99.1 and is incorporated herein by reference.

Forward-looking Statements

Certain statements herein are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Words such as “anticipates,” “will,” “could,” “should,” “believes,” “expects,” “estimates,” “intends,” “plans,” “projects,” and similar expressions, may identify such forward-looking statements. Such forward-looking statements involve risks and uncertainties regarding the Company’s expected financial condition, results of operations and cash flows. For information identifying other important economic, political, regulatory, legal, technological, competitive and other uncertainties, readers are referred to the Company’s filings with the SEC, including but not limited to, the information included in the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2011, which outlines certain important risks regarding the Company’s forward-looking statements, as well as information included in subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These risks include, but are not limited to, delays in the Company’s new product development and commercialization, intense competition in markets for each of the Company’s operating segments, rapid technological advances, availability and cost of raw materials, adverse economic and credit market conditions, volatility in foreign currency exchange rates, fluctuations in interest rates and the parties’ ability to consummate the proposed acquisition of the Company by Parent. Actual future results or events may differ materially from these forward-looking statements. The forward-looking statements contained herein are made as of the date of this filing and the Company expressly disclaims any obligation to update any of these forward-looking statements, except as required by law.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

The following document is furnished herewith as an exhibit to this report:

Exhibit Number	Description of Exhibit
99.1	News Release dated August 18, 2011 issued by Gerber Scientific, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERBER SCIENTIFIC, INC.

Date: August 18, 2011	By:	/s/ William V. Grickis, Jr.
William V. Grickis, Jr. Senior Vice President, Secretary & General Counsel

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	News Release dated August 18, 2011 issued by Gerber Scientific, Inc.